Note 14 - Subsequent Event	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Subsequent Events [Text Block]
14 .	Subsequent Events

During January and February 2016, we issued an aggregate of 1,400,000 shares of our common stock related to conversions of our Series C Preferred Stock.

On February 15, 2016, we entered into an agreement with certain warrant holders (the “Holders”) with respect to amending the terms of our Series E Warrants. Pursuant to the agreement, we agreed to extend the term of the Series E Warrants to August 27, 2016, and we agreed to the payment to each Holder of a warrant exercise fee of $0.02916 per share for each share purchased upon exercise of the Series E Warrants. The Holders agreed to promptly exercise an aggregate of 3,664,588 Series E Warrants, for which we received $238,198 in total net proceeds (after deduction of the warrant exercise fee). We recorded non-cash general and administrative expense of $469,800 associated with the warrant modifications.